Exhibit 99.2

SABLE POLYMER SOLUTIONS, LLC

UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2016 and 2015

SABLE POLYMER SOLUTIONS, llc

MARCH 31, 2016 and 2015

SABLE POLYMER SOLUTIONS, llc

BALANCE SHEETS (UNAUDITED)

MARCH 31, 2016 AND DECEMBER 31, 2015

	(Dollars in thousands)
	March 31, 2016	December 31, 2015
ASSETS

CURRENT ASSETS
Cash	$-	$31
Accounts receivable, net of allowance	1,303	1,025
Inventory, net of reserves	1,367	1,238
Prepaid expenses	14	40
Other current assets	25	25
Total current assets	2,709	2,359

Property and equipment, net	1,321	1,391
Total non-current assets	1,321	1,391
TOTAL ASSETS	$4,030	$3,750

LIABILITIES AND MEMBER’S EQUITY (DEFICIT)

CURRENT LIABILITIES
Current portion of long-term debt	$178	$175
Notes payable	1,500	1,500
Cash overdraft	388	-
Accounts payable	615	470
Accounts payable – related parties	63	63
Accrued expenses	135	126
Accrued interest	6	6
Total current liabilities	2,885	2,340

NON-CURRENT LIABILITIES
Commitments and contingencies	-	-
Long-term debt	282	327
Total non-current liabilities	282	327

Total liabilities	3,167	2,667

MEMBER’S EQUITY (DEFICIT)
Member’s equity (deficit)	863	1,083
Total member’s equity (deficit)	863	1,083
TOTAL LIABILITIES AND MEMBER’S EQUITY (DEFICIT)	$4,030	$3,750

The accompanying notes are an integral part of these unaudited financial statements

SABLE POLYMER SOLUTIONS, llc

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2016 AND 2015

	(Dollars in thousands)
	2016	2015

REVENUES	$1,811	$2,892
COST OF REVENUES	1,859	2,862
GROSS PROFIT (LOSS)	(48)	30

OPERATING EXPENSES:
General and administrative	75	37
Depreciation and amortization	70	61
Total operating expenses	145	98
Loss from operations	(193)	(68)

OTHER INCOME (EXPENSE):
Interest expense	(27)	(17)
Total other income (expense)	(27)	(17)

NET LOSS	$(220)	$(85)

The accompanying notes are an integral part of these unaudited financial statements

SABLE POLYMER SOLUTIONS, llc

STATEMENTs OF CASH FLOWS (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 2016 AND 2015

	(Dollars in thousands)
	2016	2015
Cash flows from operating activities:
Net loss	$(220)	$(85)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	70	61
Changes in assets and liabilities:
Accounts receivable	(278)	(192)
Accounts receivable – related parties	-	22
Inventory	(129)	(491)
Prepaid expenses	26	(9)
Accounts payable	145	463
Accounts payable – related parties	-	(4)
Accrued expenses	9	39
Accrued interest	-	1
Net cash used in operating activities	(377)	(195)

Cash flows from investing activities:
Purchases of property and equipment	-	(19)
Net cash used in investing activities	-	(19)

Cash flows from financing activities:
Increase in cash overdraft	388	175
Repayments of debt	(42)	(41)
Net cash provided by financing activities	346	134
NET (DECREASE) IN CASH	(31)	(80)
Cash - beginning of period	31	80
Cash - end of period	$-	$-

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$27	$16
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of these unaudited financial statements

SABLE POLYMER SOLUTIONS, llc

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS IN THOUSANDS)

MARCH 31, 2016

NOTE 1: ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Organization

Sable Polymer Solutions, LLC, an LLC formed in Arkansas on September 10, 2012 (“Sable” or the “Company”) has expertise in the recycling and reclamation of resin materials. It operates a plastics recycling plant in Flowery Branch, Georgia. Sable principally purchases plastic and resin materials and after conversions and reformulation sells those products. In addition to those product sales, the Company performs limited tolling services for other customers. The Company operated as a partnership until March 2013 when it became a single member LLC.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S generally accepted accounting principles (“GAAP”) and the rules and regulations of the United States Securities and Exchange Commission. It is Management's opinion that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation. The results of operations for the three months ended March 31, 2016 are not necessarily indicative of the results to be expected for the full year. The accounting policies and procedures employed in the preparation of these financial statements have been derived from the audited financial statements of the Company for the fiscal year ended December 31, 2015. The consolidated balance sheet as of December 31, 2015, contained herein, was derived from those financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. These estimates include, but are not limited to, Management’s estimate of provisions required for non-collectible accounts receivable, an amount per pound of material processed for labor and overhead, and adjustments for lower of cost or market, obsolete or slow-moving inventory, which are shown net. Actual results could differ from those estimates.

Cash

Cash consists of cash and demand deposits.

Inventory

Inventory is stated at the lower of cost or market. Inventory cost is determined on a first in first out basis, and provisions are made to reduce slow-moving, obsolete, or unusable inventories to their estimated useful or scrap values.

Property and Equipment and Long-Lived Assets

Property and equipment is stated at cost. Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from two to ten years.

FASB Codification Topic 360 “Property, Plant and Equipment” (“ASC 360”), requires that long-lived assets and certain identifiable intangibles held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The application of ASC 360 has not materially affected the Company’s reported earnings, financial condition or cash flows.

The Company did not consider it necessary to record any impairment charges during the three months ended March 31, 2016, nor in the years ended December 31, 2015 and 2014.

Subsequent Events

Subsequent events were evaluated through the date the financial statements were issued.

SABLE POLYMER SOLUTIONS, llc

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS IN THOUSANDS)

MARCH 31, 2016

Shipping and Handling Costs

The Company reports shipping and handling revenues and their associated costs in cost of revenue. Shipping revenues and costs for the three months ended March 31, 2016 and 2015 were nominal and included in cost of revenues.

Revenue Recognition

Revenue primarily consists of the sale of recycled plastics products and is presented net of discounts and returns. Revenue is recognized when the following criteria have been met:

Evidence of an arrangement exists. The Company considers a customer purchase order, service agreement, contract, or equivalent document to be evidence of an arrangement.

Delivery has occurred. The Company’s standard transfer terms are free on board (FOB) shipping point. Thus, delivery is considered to have occurred when title and risk of loss have passed to the customer at the time of shipment.

The fee is fixed or determinable. The Company considers the fee to be fixed or determinable if the fee is not subject to refund or adjustment and payment terms are standard, which is generally 30-60 days.

Collection is deemed reasonably assured. Collection is deemed reasonably assured if it is expected that the customer will be able to pay amounts under the arrangement as payments become due. If it is determined that collection is not reasonably assured, then revenue is deferred and recognized upon cash collection.

Accounts Receivable and Concentration of Credit Risk

The Company considers accounts receivable, net of allowance for returns and doubtful accounts, to be fully collectible. The allowance is based on management’s estimate of the overall collectability of accounts receivable, considering historical losses and economic conditions. Based on these same factors, individual accounts are charged off against the allowance when management determines those individual accounts are uncollectible. Credit extended to customers is generally uncollateralized. Past-due status is based on contractual terms. Management has determined that the allowance for doubtful accounts at both March 31, 2016 and December 31, 2015 was $23.

Income Taxes

The Company is a limited liability company treated as a disregarded entity for federal and state income tax purposes with all income tax liabilities and/or benefits of the Company being passed through to the member. As such, no recognition of federal or state income taxes for the Company has been provided for in the accompanying financial statements. Any uncertain tax position taken by the member is not an uncertain position of the Company.

Fair Value of Financial Instruments

ASC 825, "Financial Instruments," requires the Company to disclose estimated fair values for its financial instruments. Fair value estimates, methods, and assumptions are set forth below for the Company's financial instruments: The carrying amount of cash, accounts receivable, prepaid and other current assets, accounts payable and accrued expenses, and accounts payable to related parties, approximate fair value because of the short-term maturity of those instruments. The Company does not utilize derivative instruments.

Recoverability of Long-Lived Assets

The Company reviews recoverability of long-lived assets on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment is based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

SABLE POLYMER SOLUTIONS, llc

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS IN THOUSANDS)

MARCH 31, 2016

Fair Value Measurements

ASC 820, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. ASC 820 classifies these inputs into the following hierarchy:

Level 1 inputs: Quoted prices for identical instruments in active markets.

Level 2 inputs: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 inputs: Instruments with primarily unobservable value drivers.

Related Party Transactions

Parties are considered to be related to the Company if the parties directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal stockholders of the Company, its management, members of the immediate families of principal stockholders of the Company and its management and other parties with which the Company may deal where one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions. All transactions shall be recorded at fair value of the goods or services exchanged. Property purchased from a related party is recorded at the cost to the related party and any payment to or on behalf of the related party in excess of the cost is reflected as compensation or distribution to related parties depending on the transaction.

Related party payables related to equipment purchases of $63, net were outstanding at March 31, 2016 and December 31, 2015.

Recently Issued Accounting Standards

In February 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-02, “Leases (Topic 842)”. ASU 2016-02 changes the accounting for leased assets, principally by requiring balance sheet recognition of assets under lease arrangements. It is effective for annual reporting periods, and interim periods within those years, beginning after December 15, 2018. The Company is currently in the process of evaluating the impact of the adoption of ASU 2016-02 on its financial statements.

In November 2014, the FASB issued ASU No. 2014-17, “Business Combinations – Pushdown Accounting.” The provisions of ASU 2014-17 require management to determining whether and at what threshold an acquiree (acquired entity) can reflect the acquirer’s accounting and reporting basis (pushdown accounting) in its separate financial statements. Since neither unit of this business combination is in the development stage, nor had recognizable revenues during this period the application of push down accounting would not be of significant value to the readers of these consolidated financial statements.  The Company has not elected to apply pushdown accounting in its separate financial statements upon occurrence of this event.

During August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements—Going Concern.” The provisions of ASU 2014-15 require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this ASU are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. The Company is currently assessing the impact of this ASU on the Company’s consolidated financial statements.

SABLE POLYMER SOLUTIONS, llc

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS IN THOUSANDS)

MARCH 31, 2016

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers” (Topic 606), which supersedes the revenue recognition requirements in ASC Topic 605, “Revenue Recognition”, and most industry-specific guidance. ASU 2014-09 is based on the principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  ASU 2014-09 also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.  The amendments in ASU 2014-09 will be applied using one of two retrospective methods. The effective date will be the first quarter of the fiscal year ending December 31, 2018. The Company has not determined the potential effects on its financial statements.

There were other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

Going Concern

The Company commenced operations in 2012, and has experienced typical start-up costs and losses from operations resulting in an accumulated deficit of $2,936 since inception. The accumulated deficit as well as recurring losses of $220 for the three months ended March 31, 2016 and $1,205 and $775 for the years ended December 31, 2015 and 2014, respectively, and a working capital deficit of $176 as of March 31, 2016, have resulted in the uncertainty of the Company to continue as a going concern.

These financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable period of time.

The Company was acquired by Ecoark Holdings, Inc. on May 3, 2016. The Company’s ability to raise additional funds is unknown. Obtaining additional financing, the successful development of the Company’s contemplated plan of operations, ultimately, to profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of the uncertainties.

NOTE 2: INVENTORY

Inventory, net of reserves, consisted of the following as of March 31, 2016 and December 31, 2015:

	March 31, 2016	December 31, 2015
Raw materials	$544	$702
Finished goods	823	536
Inventory	$1,367	$1,238

SABLE POLYMER SOLUTIONS, llc

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS IN THOUSANDS)

MARCH 31, 2016

NOTE 3: PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of March 31, 2016 and December 31, 2015:

	March 31, 2016	December 31, 2015
Furniture and fixtures	$116	$116
Computers and software costs	4	4
Machinery and equipment	1,834	1,834
Leasehold improvements	25	25
Total property and equipment	1,979	1,979
Accumulated depreciation, amortization	(658)	(588)
Property and equipment, net	$1,321	$1,391

Depreciation expense for the three months ended March 31, 2016 and 2015 was $70 and $61, respectively. There was no impairment on these assets for the periods presented.

NOTE 4: ACCOUNTS PAYABLE – RELATED PARTIES

The Company at times conducts business with related parties controlled by the sole member. At March 31, 2016 and December 31, 2015 amounts owed to related parties were $63.

NOTE 5: NOTES PAYABLE

The Company has a note payable pursuant to a line of credit maintained with Generations Bank. The note is secured by the accounts receivable, inventory and equipment of the Company, with monthly interest only at 5.5%, and a balloon payment at maturity. The note at March 31, 2016 and December 31, 2015 originated July 15, 2015 with a maximum amount of $1,500 and is due in one year. The balance of the notes was $1,500 and $1,500 at both March 31, 2016 and December 31, 2015. Average amounts outstanding under the line of credit were $1,500 and $500 for the three months ended March 31, 2016 and 2015, respectively.

Interest expense on the notes for the three months ended March 31, 2016 and 2015 was $20 and $8, respectively.

NOTE 6: LONG-TERM DEBT

The following is a summary of long-term debt as of March 31, 2016 and December 31, 2015:

		March 31, 2016	December 31, 2015
Note payable – Generations Bank	(a)	$234	$258
Note payable – Generations Bank	(b)	226	244
Total		460	502
Less: current portion		(178)	(175)
Long-term debt		$282	$327

(a)	Five year note payable dated May 3, 2013 in the original principal amount of $500 accruing interest at 5.5% with monthly payments of $10 and secured by the plant equipment of the Company and the guaranty of the principal of the Company.

(b)	Five year note payable dated February 3, 2014 in the original principal amount of $367 accruing interest at 5.5% with monthly payments of $7 and secured by the plant equipment of the Company and the guaranty of the principal of the Company and an entity controlled by the principal of the Company.

SABLE POLYMER SOLUTIONS, llc

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS IN THOUSANDS)

MARCH 31, 2016

Interest expense on the long-term debt for the three months ended March 31, 2016 and 2015 was $7 and $9, respectively. Principal payments required in the two years following March 31, 2017 are $188 and $94.

NOTE 7: COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its operating facilities under a long-term, non-cancelable operating lease agreement. In 2015 the Company relocated to a larger plant facility. The lease term for the new facility began on September 1, 2015 and expires on January 31, 2021. Four months of free rent were provided under the new lease, and rent expense is recorded on a straight-line basis over the lease term. Rent expense was $70 and $37 for the three months ended March 31, 2016 and 2015, respectively. Future minimum lease payments required under the operating lease are as follows: 2016 - $225, 2017 - $300, 2018 -$300, 2019 - $300, 2020 - $300 and 2021 - $25.

nOTE 8: CONCENTRATIONS

During the three months ended March 31, 2016 and 2015, the Company had two and three major customers comprising 62% and 63% of sales, respectively. A major customer is defined as a customer that represents 10% or greater of total sales. Additionally, the Company had three customers as of March 31, 2016 and December 31, 2015 with accounts receivable balances of 57% and 68%, respectively, of the total accounts receivable.

In addition, during the three months ended March 31, 2016 and 2015, the Company had two major vendors comprising 27% and 21% of purchases, respectively. A major vendor is defined as a vendor that represents 10% or greater of total purchases. Additionally, the Company had one and two vendors as of March 31, 2016 and December 31, 2015 with accounts payable balances of 12% and 32%, respectively, of total accounts payable.

The Company does not believe that the risk associated with these customers and vendors will have an adverse effect on the business.

nOTE 9: SUBSEQUENT EVENTS

On May 3, 2016, the Company entered into a Share Exchange Agreement (the “Agreement”) by and among Ecoark Holdings, Inc. (“Ecoark”), Pioneer Products (an indirect subsidiary of Ecoark), and the holder of all of Sable’s membership interests.

Ecoark issued 2,000,000 shares of its common stock in exchange for all of Sable’s membership interests. Sable became a wholly-owned subsidiary of Pioneer Products.

No cash was paid relating to the acquisition of Sable. In April 2016, Ecoark advanced $600 to Sable for working capital purposes.